UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Amendment No. 1
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT ☒

FILED BY PARTY OTHER THAN THE REGISTRANT ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

AMERICAN FIRE RETARDANT CORP.
(Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transactions applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, schedule or registration statement no.:
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(4)	Date filed:

AMERICAN FIRE RETARDANT CORP.
9316 Wheatlands Road, Suite C
Santee, California 92071
Telephone (619) 258-3640

December 16, 2004

To Our Stockholders:

The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, November 15, 2004 that our board of directors has recommended, and that a majority of our stockholders intend to vote in favor of resolutions on January 6, 2005, which will accomplish the following:

1.	Approve the merger of American Fire Retardant Corp. with and into Global Materials & Services, Inc., a newly formed Florida corporation;

2.	Change our domicile from Nevada to Florida by means of a merger of American Fire Retardant Corp. with and into Global Materials & Services, Inc., a newly formed Florida corporation;

3.	Elect directors of Global Materials & Services, Inc., the surviving Florida corporation;

4.	Approve the change in par value of our common stock from $0.0001 per share to no par value per share under the articles of incorporation of Global Materials & Services, Inc., the surviving Florida corporation, which will govern us following the merger and change in domicile; and

5.	Implement a reverse stock split of our common stock on the basis of one post-consolidation share for each 2,000 pre-consolidation shares.

The board of directors will submit a proposal to change the state of incorporation of American Fire Retardant Corp. from Nevada to Florida. If approved by at least a majority of the votes cast by holders of our outstanding common stock, the change of domicile will result in a change in our jurisdiction of incorporation from the State of Nevada to the State of Florida and will also result in the adoption of new articles of incorporation and bylaws for American Fire Retardant Corp., which will govern us under Florida law. If approved by the stockholders and subject to requisite regulatory approval, it is anticipated that the change of domicile will become effective on or about January 6, 2005 or as soon as practicable after the meeting.

The change in domicile will be accomplished by means of a merger of American Fire Retardant Corp. with and into Global Materials & Services, Inc., a newly formed Florida corporation. The sole purpose of such a merger is to change our state of domicile. The merger would not involve any change in the business, properties, management or capital structure of American Fire Retardant Corp., except as otherwise set forth herein. The Florida charter documents will replace our current articles of incorporation and bylaws.

The matters to be voted on by our majority stockholders have great significance to all of our stockholders because, if approved, American Fire Retardant Corp. would relocate its domicile of incorporation to the State of Florida and be governed by the Florida charter documents. This could result in the change of stockholder rights of our current stockholders. Stockholders are urged to carefully consider the information presented in this information statement.

The change of domicile is intended, among other things, to enable us to take advantage of a flat filing fee charged by the Florida Secretary of State in connection with corporate amendments, and the flexibility of corporate law in Florida.

Our board of directors has reserved the right to terminate or abandon the change of domicile at any time prior to its effectiveness, notwithstanding stockholder approval, if the board determines for any reason that the consummation of the change of domicile would be inadvisable or not in the best interests of American Fire Retardant Corp. or our stockholders.

For a summary of the principal income tax consequences of the change of domicile to United States stockholders and American Fire Retardant Corp., see “Federal Income Tax Considerations” contained in the accompanying information statement.

We have a consenting stockholder, Stephen F. Owens, our president and director who will vote in favor of the proposed corporate actions. Mr. Owens will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

Mr. Owens holds 98,000,000 shares of our Series A preferred stock and 20,000,000 shares of our common stock. Pursuant to our amended certificate of designation establishing Series A preferred stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 10 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series A preferred stock shall then be convertible. Therefore, Mr. Owens will have the power to vote 1,000,000,000 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

Mr. Owens will vote to approve the merger (Proposal 1), to approve the change in domicile (Proposal 2), to approve the change in the par value of our common stock (Proposal 4), to approve the reverse split (Proposal 5) and to elect Stephen F. Owens, Raoul L. Carroll and Randy W. Betts as directors (Proposal 3).

The information statement provides a detailed description of the change of domicile and other information to assist you in considering the matters on which to be voted. We urge you to review this information carefully and, if you require assistance, to consult with your financial, tax or other professional advisers.

For the reasons set forth in the information statement, your board of directors unanimously believes that the proposed change of domicile is in the best interests of American Fire Retardant Corp. and all of our stockholders.

We appreciate your continued interest in American Fire Retardant Corp.

Very truly yours,

/s/ Stephen F. Owens

Stephen F. Owens
President

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 AMERICAN FIRE RETARDANT CORP.
  9316 Wheatlands Road, Suite C
  Santee, California 92071
  Telephone (619) 258-3640

  INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This information statement is furnished to the holders of record at the close of business on November 15, 2004 the record date, of the outstanding common stock of American Fire Retardant Corp., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that holders of the majority of the votes of our stock intend to take by written consent on January 6, 2005, to vote in favor of resolutions which will:

1.	Approve the merger of American Fire Retardant Corp. with and into Global Materials & Services, Inc., a newly formed Florida corporation;

2.	Change our domicile from Nevada to Florida by means of a merger of American Fire Retardant Corp. with and into Global Materials & Services, Inc., a newly formed Florida corporation;

3.	Elect directors of Global Materials & Services, Inc., the surviving Florida corporation;

4.	Approve the change in par value of our common stock from $0.0001 per share to no par value per share under the articles of incorporation of Global Materials & Services, Inc., the surviving Florida corporation, which will govern us following the merger and change in domicile; and

5.	Implement a reverse stock split of our common stock on the basis of one post-consolidation share for each 2,000 pre-consolidation shares.

  VOTING SECURITIES

In accordance with our bylaws, our board of directors has fixed the close of business on November 15, 2004 as the record date for determining the stockholders entitled to notice of the above noted action. The approval of the merger (Proposal 1), the approval of the change in domicile (Proposal 2), the approval of the change in the par value of our stock (Proposal 4); and the approval of the reverse split (Proposal 5) require the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the record date at the time the vote is taken. The three nominees receiving the greatest number of votes cast by the holders of our common stock will be elected as directors (Proposal 3). As of the record date, 408,711,795 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. The quorum necessary to conduct business of the stockholders consists of a majority of the shares of the common stock issued and outstanding as of the record date.

We have a consenting stockholder, Stephen F. Owens, our president and director who will vote in favor of the proposed corporate actions. Mr. Owens will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

Mr. Owens holds 98,000,000 shares of our Series A preferred stock and 20,000,000 shares of our common stock. Pursuant to our amended certificate of designation establishing Series A preferred stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 10 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series A preferred stock shall then be convertible. Therefore, Mr. Owens will have the power to vote 1,000,000,000 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

Mr. Owens will vote to approve the merger (Proposal 1), to approve the change in domicile (Proposal 2), to approve the change in the par value of our common stock (Proposal 4), to approve the reverse split (Proposal 5) and to elect Stephen F. Owens, Raoul L. Carroll and Randy W. Betts as directors (Proposal 3).

Distribution and Costs

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

Dissenters’ Right of Appraisal

Nevada law provides for a right of a stockholder to dissent to the proposed merger and obtain appraisal of or payment for such stockholder’s shares. See “Proposal 1 - Dissent Rights of Our Stockholders.”

MERGER OF AMERICAN FIRE RETARDANT CORP., A NEVADA CORPORATION,
WITH AND INTO
GLOBAL MATERIALS & SERVICES, INC., A FLORIDA CORPORATION
(PROPOSAL 1)

At the special meeting, stockholders of American Fire Retardant Corp. will be asked to vote upon the merger of American Fire Retardant Corp. with and into Global Materials & Services, Inc.

Effective December 16, 2004, our board of directors approved the merger proposal and recommended the merger to our stockholders for their approval. A copy of the special resolution authorizing the merger to be voted on by our stockholders is contained in Attachment A. The merger will be consummated pursuant to a plan of merger between American Fire Retardant Corp. and Global Materials & Services, Inc., a copy of which is contained in Attachment B (the “Plan of Merger”). Copies of the articles of incorporation and bylaws, which will serve as our articles of incorporation and bylaws following the change of domicile are attached to the Plan of Merger. The Plan of Merger provides that American Fire Retardant Corp. will merge with and into Global Materials & Services, Inc.

Our board of directors unanimously recommends a vote “FOR” the merger of American Fire Retardant Corp. with and into Global Materials & Services, Inc. pursuant to the terms set forth in the Plan of Merger. We have summarized the material terms of the Plan of Merger below. This summary is subject to and qualified in its entirety by reference to the text of the Plan of Merger itself. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary for approval of the merger.

The proposed merger will effect a change in the legal domicile of American Fire Retardant Corp. and other changes of a legal nature, the most significant of which are described below. However, the merger will not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the merger, which are immaterial). Our common stock will continue to trade without interruption on the Over the Counter Bulletin Board under a new symbol.

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Global Materials & Services, Inc.

Global Materials & Services, Inc., which will be the surviving corporation, was incorporated under the Florida Statutes on December 16, 2004, exclusively for the purpose of merging with American Fire Retardant Corp. Prior to the merger, Global Materials & Services, Inc. will have no material assets or liabilities and will not have carried on any business.

Global Materials & Services, Inc. is a newly formed corporation with one share of common stock issued and outstanding held by Stephen F. Owens, our president and director, with only minimal capital. The terms of the merger provide that the currently issued one share of the common stock of Global Materials & Services, Inc. held by Stephen F. Owens will be cancelled. As a result, following the merger, our current stockholders will be the only stockholders of the newly merged corporation.

Global Materials & Services, Inc.’s articles of incorporation and bylaws are substantially identical to the current articles of incorporation and bylaws of American Fire Retardant Corp., except as described in this information statement, the statutory references necessary to conform to the Florida Statutes and other differences attributable to the differences between the Florida Statutes and the Nevada Revised Statutes (the “NRS”).

The articles of incorporation and bylaws of American Fire Retardant Corp. and the articles of incorporation and bylaws of Global Materials & Services, Inc., a Florida Corporation are available for inspection by our stockholders at our principal offices located at 9316 Wheatlands Road, Suite C, Santee, California 92071, telephone (619) 258-3640.

The Plan of Merger

The Plan of Merger provides that American Fire Retardant Corp. will merge with and into Global Materials & Services, Inc., with Global Materials & Services, Inc. being the surviving corporation. Global Materials & Services, Inc. will assume all assets and liabilities of American Fire Retardant Corp., including obligations under our outstanding indebtedness and contracts. Upon consummation of the change of domicile, the historical financial statements of American Fire Retardant Corp. will become the historical financial statements of Global Materials & Services, Inc. Total stockholders’ equity will be unchanged as a result of the merger and resulting change in domicile.

Filing of the Articles of Merger

When the special resolution is passed by the requisite number of holders of the shares of our common stock, we intend to file the Articles of Merger with the Secretaries of State of Florida and Nevada.

Effect of Merger

Under the Florida Statutes and the NRS, when the merger takes effect:

•	Every other entity that is a constituent entity (in our case, American Fire Retardant Corp., a Nevada corporation) merges into the surviving entity (Global Materials & Services, Inc.) and the separate existence of every entity except the surviving entity ceases;

•	The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

•	The surviving entity has all of the liabilities of each other constituent entity;

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•	A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

•	The articles of incorporation of the surviving entity are amended to the extent provided in the Plan of Merger; and

•	The stockholders’ interests of each constituent entity that are to be converted into stockholders’ interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the stockholders’ interests are entitled only to the rights provided in the Articles of Merger or any created pursuant to Sections 92A.300 to 92A.500, inclusive, of the NRS and Sections 607.1301 - 607.1333 of the Florida Statutes dealing with dissenter’s rights.

On the effective date of the merger resulting in our change of domicile, American Fire Retardant Corp. will be deemed incorporated under the Florida Statutes. Consequently, we will be governed by the articles of incorporation and bylaws filed with the Plan of Merger. The following summary describes the material consequences of the change of domicile to our stockholders, in addition to the differences in state law described below in “Change of Domicile - Principal Reasons for the Change of Domicile.” This summary does not purport to be exhaustive. The text of the proposed articles of incorporation and bylaws is included in this information statement as exhibits to the Plan of Merger described in Attachment B. A copy of our current articles of incorporation, bylaws, the Florida Statutes, and the NRS will be available for reference by the stockholders of American Fire Retardant Corp. or their legal advisers at our registered office.

Dissent Rights of Our Stockholders

Under Nevada law, our stockholders are entitled, after complying with certain requirements of Nevada law, to dissent to the approval of the merger, pursuant to Sections 92A.300 to 92A.500, inclusive, of the NRS and to be paid the “fair value” of their shares of AFRC common stock in cash by complying with the procedures set forth in Sections 92A. 380 to 92A. 450 of the NRS. Set forth below is a summary of the procedures relating to the exercise of dissenters’ rights by our stockholders. This summary does not purport to be a complete statement of the provisions of Sections 92A. 380 to 92A. 450 of the NRS and is qualified in its entirety by reference to such provisions, which are contained in Attachment E to this information statement.

Any stockholder who wants to exercise dissenters’ rights must deliver written notice to us, before the date the Plan of Merger is voted upon, stating that the stockholder intends to demand payment for his shares of our common stock if the Plan of Merger is approved (Section 92A.420.1(a) of the NRS). In addition, the stockholder must not vote his shares in favor of the Plan of Merger (Section 92A.420.1(b) of the NRS).

Notices transmitted before the meeting should be addressed to American Fire Retardant Corp., 9316 Wheatlands Road, Suite C, Santee, California 92071. Stockholders who vote in favor of the Plan of Merger will be deemed to have waived their dissenter’s rights.

A stockholder whose shares of our common stock are held in “street name” or in the name of anyone other than the stockholder must obtain written consent from the person or firm in whose name the shares are registered, allowing the stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to us no later than the time that dissenter’s rights are asserted (Section 92A.400.2(a) of the NRS). Also, the dissent must be asserted as to all shares of our common stock that the stockholder beneficially owns or has power to vote at the meeting (Section 92A.400.2(b) of the NRS).

Any stockholder who does not complete the requirements of Sections 92A.400 and 92A.420.1(a) and (b) of the NRS as described above is not entitled to payment for his shares of American Fire Retardant Corp.’s common stock (Section 92A.420.2 of the NRS).

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Termination of the Plan of Merger

The Plan of Merger may be terminated, notwithstanding stockholder approval, by our board of directors at any time before consummation of the merger if our board of directors determines that in its judgment the merger does not appear to be in the best interests of our stockholders. In the event the Plan of Merger is terminated, American Fire Retardant Corp. would remain as a Nevada corporation.

Vote Required

The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the merger. The board of directors recommends a vote FOR approval of the merger.

CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM NEVADA TO FLORIDA
(“CHANGE IN DOMICILE”)
(PROPOSAL 2)

At the special meeting, stockholders of American Fire Retardant Corp. will be asked to vote upon the change in domicile of American Fire Retardant Corp., which presently is a Nevada corporation, to a Florida corporation. American Fire Retardant Corp. will be merged with and into Global Materials & Services, Inc., a Florida corporation, organized by us for the specific purpose of the change of domicile, with the Florida corporation becoming the surviving corporation. The principal executive office of Global Materials & Services, Inc. is located at 9316 Wheatlands Road, Suite C, Santee, California 92071, and its telephone number is (619) 258-3640.

Effective December 16, 2004, our board of directors approved the change in domicile proposal. A copy of the special resolution authorizing the change of domicile to be voted on by our stockholders is contained in Attachment A.

Our board of directors unanimously recommends a vote “FOR” the proposal to reincorporate from Nevada to Florida pursuant to the terms set forth in the Plan of Merger. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary for approval of the change in domicile proposal.

Conditions to the Change of Domicile; Stockholder Approvals

The change of domicile is subject to, among other things:

•	The approval by our stockholders of the special resolution authorizing the change of domicile (a copy of which is contained in Attachment A) by the affirmative vote of at least the majority of our common stock issued and outstanding on the record date;

•	The filing of Articles of Merger with the Secretary of State of Nevada; and

•	The filing of Articles of Merger with the Secretary of State of Florida.

Notwithstanding the requisite stockholder approvals of the change of domicile, our board of directors has reserved the right to terminate or abandon the change of domicile without further stockholder approval if the board determines that the consummation of the change of domicile would be inadvisable or not in our best interests or our stockholders, or if all of the respective conditions to consummation of the change of domicile have not occurred within a reasonable period of time.

Principal Reasons for the Change of Domicile

We have chosen to change our state of incorporation in order to take advantage of several features of Florida corporate law which are expected to help us reduce our payments and to facilitate certain corporate actions. A comparison of Nevada and Florida law follows:

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•	Corporations domiciled in Nevada must pay a filing fee based on the number of authorized shares and the par value every time they increase the number of authorized shares. Florida charges a flat filing fee which does not depend on the number of authorized shares or the par value.

•	Under Florida law, a corporation can implement a reverse of forward split of the corporation’s stock by means of a resolution adopted by its board of directors. Corporations domiciled in Nevada are required to obtain approval of their stockholders, as well as directors, in order to implement a split of the issued and outstanding shares of their common stock.

The second bullet point above is especially important to us, inasmuch as we will be able to change our authorized shares to more efficiently meet our current needs. Presently, we need to go to the time and expense of having a stockholders’ meeting in order to change our authorized shares. We must be able to quickly deal with situations calling for us to modify our capital structure.

No Change in Business, Management or Physical Location

The change of domicile will not interrupt the existence of American Fire Retardant Corp. Each share of our common stock will remain issued and outstanding as a share of the common stock of Global Materials & Services, Inc. after the change of domicile from Nevada to Florida. For a summary of certain of the rights of stockholders of American Fire Retardant Corp. before and after the change of domicile, see “Effect of the Change of Domicile on Stockholder Rights.”

Exchange of Share Certificates.

As soon as practicable on or after the change of domicile, our stockholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the common stock, a certificate issued by us representing an equal number of shares of our common stock as a Florida corporation into which such shares of the common stock were converted.

After the change of domicile but before a certificate representing common stock is surrendered, certificates representing common stock will represent the number of shares of our common stock as a Florida corporation into which such common stock was converted pursuant to the terms of the change of domicile. Our transfer agent will deliver certificates representing the appropriate amount and type of our capital stock in accordance with the stockholder’s instructions for transfer or exchange.

Failure by a stockholder to return appropriate transmittal letters or to surrender certificates representing common stock will not affect such person’s rights as a stockholder, as such stockholder’s certificates representing common stock following the change of domicile will represent the number of shares of our common stock as a Nevada corporation into which such common stock was converted pursuant to the terms of the change of domicile, and will present no material consequences to us.

Securities Act Consequences, Resales of Our Common Stock

The shares of American Fire Retardant Corp. common stock to be issued in exchange for shares of Global Materials & Services, Inc. common stock are not being registered under the Securities Act of 1933 (the “Securities Act”). In that regard, Global Materials & Services, Inc. is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in Global Materials & Services, Inc.’s articles of incorporation which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

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Pursuant to Rule 145 under the Securities Act, the merger of American Fire Retardant Corp. as a Nevada corporation into a Florida corporation and the exchange of our shares of common stock in the Nevada corporation into the shares of the common stock of the Florida corporation is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable in the change of domicile may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the change of domicile.

After the merger and change in domicile, Global Materials & Services, Inc. will be a publicly-held company, Global Materials & Services, Inc.’s stock will be listed for trading on the Over the Counter Bulletin Board, and Global Materials & Services, Inc. will file periodic reports and other documents with the Securities and Exchange Commission and provide to its stockholders the same types of information that we have previously filed and provided. Stockholders whose common stock was freely tradeable before the merger will continue to have freely tradeable shares of the Global Materials & Services, Inc. stock after the merger. Stockholders holding restricted shares of common stock will have shares of Global Materials & Services, Inc. stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, when surrendered for replacement certificates representing shares of Global Materials & Services, Inc. common stock will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Global Materials & Services, Inc.’s common stock on the date they acquired their shares of American Fire Retardant Corp. common stock. In summary, Global Materials & Services, Inc. and its stockholders will be in the same respective positions under the federal securities laws after the merger as were American Fire Retardant Corp. and its stockholders prior to the merger.

Abandonment of the Change in Domicile

The Plan of Merger may be terminated and the change in domicile abandoned, notwithstanding stockholder approval, by our board of directors at any time before consummation of the change in domicile if our board of directors determines that in its judgment the change in domicile does not appear to be in the best interests of our stockholders. In the event the Plan of Merger is terminated or the stockholders fail to approve the change in domicile, we will remain a Nevada corporation.

Federal Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of our common stock who receive the common stock of Global Materials & Services, Inc. as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or our stockholders who exercise dissenters’ rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following federal income tax consequences generally should result:

•	No gain or loss should be recognized by the stockholders of American Fire Retardant Corp. upon conversion of their common stock into common stock of the Florida company pursuant to the change of domicile;

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•	The aggregate tax basis of the common stock received by each stockholder of American Fire Retardant Corp. in the change of domicile should be equal to the aggregate tax basis of our common stock converted in exchange therefor;

•	The holding period of our common stock received by each stockholder of American Fire Retardant Corp. in the change of domicile should include the period during which the stockholder held his common stock converted therefor, provided such common stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

•	American Fire Retardant Corp. should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

American Fire Retardant Corp. has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the change of domicile under the Code. We expect to receive an opinion from our legal counsel, Glast, Phillips & Murray, P.C., substantially to the effect that the change of domicile should qualify as a reorganization within the meaning of Section 368(a) of the Code. The tax opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by us. We believe the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of our corporation.

Vote Required

The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the change in our domicile. The board of directors recommends a vote FOR approval of a change in our domicile.

ELECTION OF DIRECTORS OF GLOBAL MATERIALS & SERVICES, INC.
(PROPOSAL 3)

At the special meeting, stockholders of American Fire Retardant Corp. will elect directors of Global Materials & Services, Inc., the surviving corporation in the merger. A board of three directors is to be elected by the stockholders until the next annual meeting or until their successors are elected. The three nominees receiving the highest number of votes will be elected if a quorum is present and voting.

Our board of directors unanimously recommends a vote “FOR” the three nominees to the board of directors of Global Materials & Services, Inc. pursuant to the terms set forth in the Plan of Merger. A copy of the special resolution electing the three nominees in contained in Attachment A to this information statement.

Our board of directors currently consists of three members, Stephen F. Owens, Raoul L. Carroll and Randy W. Betts. Upon the merger and change of domicile, our board of directors will consist of the same individuals who are currently the directors of American Fire Retardant Corp., and who are named as the directors in the articles of incorporation filed pursuant to our change of domicile into Florida. Additionally, immediately following the change of domicile, our officers will be Stephen F. Owens, president, Raoul L. Carroll, chief executive officer and Randy W. Betts, chief financial officer, treasurer and secretary. See “Management - Executive Officers and Directors.”

Nominees

The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office as a director of Global Materials & Services, Inc., a Florida corporation:

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Name	Age	Position	Position Held Since
Stephen F. Owens	45	President and Director	1992
Raoul L. Carroll	52	Chief Executive Officer and Director	2002
Randy W. Betts	52	Chief Financial Officer, Secretary and Director	2003

Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers.

Stephen F. Owens served as our chief executive officer until January 17, 2002 and president since our inception. Mr. Owens has 16 years experience in the fire retardant industry, specializing in product evaluations, sales and marketing. Mr. Owens was vice president of sales for International Research Center from 1987 to 1989 prior to founding American Fire Retardant Corporation. He is a member of the National Fire Protection Association and co-authored along with Mr. Edward E. Friloux the Fire Retardant Applicator's Manual, which has been under copyright protection with the Library of Congress Number TX 3-878-798 since 11 August 1994. Prior to his entry into the fire retardant industry, Mr. Owens served in the United States Army.

Raoul L. Carroll became our chief executive officer effective January 17, 2002. He brings a substantial amount of business experience and acumen to our business by virtue of his distinguished career in law, government, finance and business. Before joining us in January 2002, Mr. Carroll was a general partner in Christalex Partners of Washington, D.C., since June 1995, where he specialized in structuring and obtaining financing commitments for private companies in telecommunications, gaming, computer security, hotels and resorts and light manufacturing industries. Mr. Carroll has an extensive financial background in government, having been appointed by then President George H. W. Bush first as the president of the Government National Mortgage Association (Ginnie Mae) and then as general counsel at the U. S. Department of Veteran's Affairs. Mr. Carroll practiced law for a number of years in the 1980’s in Washington, D.C., after receiving his Juris Doctor degree from St. John’s University School of Law, Jamaica, New York in June 1975 and prior thereto, having received his Bachelor of Science, cum laude, Business Administration, from Morgan State University, Baltimore, Maryland in May 1972.

Randy W. Betts joined our board of directors in October 2003. Mr. Betts has four years experience in the fire retardant industry, specializing in the management and administration of the day-to-day responsibilities of our company, including training all clerical staff, cash flow management, receivables, payables, payroll, purchasing and personnel. Mr. Betts has an Associates of Science Degree in Business Administration from Cuyamaca Community College and became an Enrolled Agent in 1994. He had his own tax and bookkeeping business for 15 years before joining us as comptroller in July 1999.

Board Meetings and Committees. During our fiscal year ended December 31, 2003, our board of directors held eight meetings, each of which was signified by a consent executed by all of our directors.

Compensation Committee. Our board of directors has recently created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. Our board adopted a written charter for the compensation committee, a copy of which is attached to this information statement as Attachment C. Since the compensation committee has been formed recently, there have been no meetings held or members appointed at the time of this information statement.

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Audit Committee. Our board of directors has recently created an audit committee which will be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. Our board adopted a written charter for the audit committee, a copy of which is attached to this information statement as Attachment D. The audit committee will review and evaluate our internal control functions. Since the audit committee has been formed recently, there have been no meetings held or members appointed at the time of this information statement.

The members of the audit committee will be independent as defined under Rule 4200(a)(15) of the NASD's listing standards.

Executive Committee. We do not have an executive committee, although our board of directors is authorized to create one.

Nominating Committee. Our board of directors has recently created a nominating committee. No meetings have been held or members appointed. The functions to be performed by the nominating committee include selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. The nominating committee will consider candidates recommended by a stockholder of American Fire Retardant Corp. Any such recommendation for the 2005 Annual Meeting of Shareholders should be provided to our corporate secretary by January 31, 2005.

The policies and procedures with respect to the consideration of such candidates are set forth below:

The recommended candidate is to be submitted to us in writing addressed to our principal offices in Santee, California. The recommendation is to be submitted by the date specified in Rule 14a-8 of the Securities Exchange Act of 1934, as amended for submitting shareholder proposals to be included in our annual stockholders’ meeting proxy statement.

The recommendation shall be in writing and shall include the following information: name of candidate; address, phone, and fax number of candidate; a statement signed by the candidate certifying that the candidate wishes to be considered for nomination to our board of directors; and information responsive to the requirements of Regulation S-K, Item 401 with respect to the candidate; and state the number of shares of our stock beneficially owned by the candidate.

The recommendation shall include a written statement of the candidate as to why the candidate believes that he meets the director qualification criteria and would otherwise be a valuable addition to our board of directors.

The nominating committee shall evaluate the recommended candidate and shall, after consideration of the candidate and taking account of the director qualification criteria set forth below, determine whether or not to proceed with the candidate in accordance with the procedures outlined under “Process for Identifying Candidates” below.

These procedures do not create a contract between us, on the one hand, and our security holder(s) or a candidate recommended by our security holder(s), on the other hand. We reserve the right to change these procedures at any time, consistent with the requirements of applicable law and rules and regulations.

Director Qualifications Criteria. A majority of the board of directors must be “independent” in accordance with NASDAQ, the Exchange Act and SEC rules and regulations. As minimum qualifications, all candidates must have the following characteristics:

•	The highest personal and professional ethics, integrity and values;

•	Broad-based skills and experience at an executive, policy-making level in business, academia, government or technology areas relevant to our activities;

•	A willingness to devote sufficient time to become knowledgeable about our business and to carry out his duties and responsibilities effectively;

•	A commitment to serve on the board for two years or more at the time of his initial election; and

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•	Be between the ages of 30 and 70, at the time of his initial election.

Process for Identifying and Evaluating Candidates. The nominating committee’s process for identifying and evaluating candidates is:

•	The chairman of the board, the nominating committee, or other board members identify the need to add new members to the board with specific criteria or to fill a vacancy on the board;

•	The chair of the nominating committee initiates a search, working with staff support and seeking input from the members of the board and senior management, and hiring a search firm, if necessary;

•	The nominating committee identifies an initial slate of candidates, including any recommended by security holders and accepted by the nominating committee, after taking account of the director qualifications criteria set forth above;

•	The nominating committee determines if any board members have contacts with identified candidates and if necessary, uses a search firm;

•	The chairman of the board, the chief executive officer and at least one member of the nominating committee interview prospective candidate(s);

•	The nominating committee keeps the board informed of the selection progress;

•	The nominating committee meets to consider and approve final candidate(s); and

The nominating committee presents selected candidate(s) to the board and seeks full board endorsement of such candidate(s).

Compensation of Directors

We do not compensate any of our directors for their services as directors. However, we do reimburse our directors for expenses incurred in attending board meetings.

Vote Required

When a quorum is present and voting, the three nominees receiving the highest number of votes will be elected to the board of directors of Global Materials & Services, Inc.”

Our board of directors recommends that shareholders vote FOR the three director nominees named above.

CHANGE IN THE PAR VALUE OF OUR COMMON STOCK FROM $0.0001 PER SHARE TO NO PAR
VALUE PER SHARE UNDER OUR NEW ARTICLES OF INCORPORATION

Our board of directors has unanimously adopted a resolution seeking stockholder approval to amend the par value of our common stock under our articles of incorporation which will govern us following the merger from $0.0001 per share to no par value per share. The proposed amendment will not have any material effect on our business, operations, reporting requirements or stock price. Stockholders will not be required to have new stock certificates reflecting the change in the par value. A copy of the proposed resolution amending the par value of our common stock is contained in Attachment A to this information statement.

We believe that a change from a par value of $0.0001 to a no par value per share will provide us with greater flexibility in utilizing our common shares for various corporate purposes. We also believe that a change to a no par value will provide us with greater flexibility with respect to the issuance of stock and stock-based compensation.

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Par value is used to designate the lowest value for which a corporation can sell its stock, and is used in valuing the common stock on a corporation balance sheet. Historically, the concepts of par value and the stated capital of a corporation were to protect creditors and senior security holders by ensuring that a corporation received at least the par value as consideration for issuance of its shares. Over time, these concepts have lost their significance for the most part. In fact, both Nevada and Florida corporate law permit the issuance of shares without par value. Most newly formed companies, including most of our peers, have no par value or a minimal par value. The proposed change in par value will place us among our peers with respect to our par value.

Furthermore, the reduction in the par value would have no effect on our stockholders’ equity as computed according to generally accepted accounting principles and as such equity is shown in our financial statements. The change in the par value would not change the number of authorized shares of our common stock. The change in par value will also not affect our outstanding options or employee benefit plans.

The change from a stipulated par value to a “no par value” (if approved by the stockholders) will result in a reclassification of charges on our balance sheet, shifting values within the “stockholder’s equity” category between the “common stock” line item and the “additional paid in capital” line item. This reclassification will not affect the net value of the “stockholders’ equity” line item, and thus will not affect the overall balance sheet values. The change will not affect our profit and loss statement.

Vote Required

The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the change in the par value of our common stock from $0.0001 per share to no par value per share.

Our board of directors recommends that stockholders vote FOR the approval of the change in the par value of our common stock from $0.0001 per share to no par value per share.

ONE FOR 2,000 REVERSE STOCK SPLIT
(proposal 5)

Our board of directors has adopted a resolution to seek stockholder approval to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the board of directors approved and deemed advisable and for which it is seeking stockholder approval is 2,000 pre-consolidation shares for each one post-consolidation share. Approval of this proposal would give the board authority to implement the reverse split on the basis of 2,000 pre-consolidation shares for each one post-consolidation share at the effective time of merger and change of domicile. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split.

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If you approve the grant of discretionary authority to our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will effect a reverse split of our then issued and outstanding common stock on the basis of 2,000 pre-consolidation shares for each one post-consolidation share.

The board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in American Fire Retardant Corp. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be 2,000 times greater than the price for shares of our common stock immediately prior to the reverse split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

Effect of the Reverse Split, Fractional Shares

The reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of stockholders of record would not be affected by the reverse split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest).

The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split. However, if the amendment to our articles of incorporation changing the par value of our capital stock is approved, the par value of our common stock will be changed to no par value per share.

The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: every 2,000 shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock, with 2,000 being equal to the exchange ratio of the reverse split.

Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 2,000 exchange ratio, subject to adjustment for fractional shares, as described below).

Fractional shares which would otherwise be held by the stockholders of our common stock after the reverse split will be rounded up to the next whole share. We will issue one new share of our common stock for up to each 2,000 shares of our common stock held as of the record date. All fractional share amounts resulting from the reverse split will be rounded up to the next whole new share. The reverse split may reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are stockholders presently holding fewer than 2,000 shares. However, the intention of the reverse split is not to reduce the number of our stockholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our stockholders.

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We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future.

Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock.

If we elect to implement a one for 2,000 reverse split, based on the 408,711,795 shares of our common stock outstanding on the record date, and the 19,800,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 19,391,288,205 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 2,000 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 408,711,795 to 204,356 shares.

Based on the 19,800,000,000 shares of our common stock that are currently authorized under our articles of incorporation, if we elect to implement a one for 2,000 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 19,391,288,205 to 19,799,795,644 shares

The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

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Federal Income Tax Consequences

We will not recognize any gain or loss as a result of the reverse split.

The following description of the material federal income tax consequences of the reverse split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

In general, the federal income tax consequences of the reverse split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in his old shares of our common stock. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder’s particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. In the aggregate, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in his old shares of our common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

Effective Date

If the proposed reverse split is approved and the board of directors elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Florida time on the date the split is approved by our stockholders, which in any event shall not be later than 12 months from the date of this information statement. Except as explained herein with respect to fractional shares and stockholders who currently hold fewer than 2,000 shares, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the one for 2,000 exchange ratio.

Risks Associated with the Reverse Split

This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increase investor interest and the potential for a higher stock price. The words “believe,” “expect,” “will,” “may” and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2003 and other filings with the Securities and Exchange Commission.

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If approved and implemented, the reverse stock split will result in some stockholders owning “odd-lots” of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in “even-lots” of even multiples of 100 shares.

Vote Required

The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the grant of discretionary authority to our directors to implement a reverse stock split.

The board of directors recommends a vote FOR approval of the grant of discretionary authority to our directors to implement a reverse stock split, as described in Attachment A hereto

Information regarding the beneficial ownership of our common stock by management and the board of directors is noted below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of all shares of our common and preferred stock as of the record date, by:

•	Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

•	Each person who beneficially owns more than five percent of the outstanding shares of our preferred stock

•	Each of our directors;

•	Each named executive officer; and

•	All directors and officers as a group.
	Common Stock Beneficially Owned (2)		Preferred Stock Beneficially Owned (2)
Name and Address of Beneficial Owner (1)	Number	Percent	Number	Percent
Stephen F. Owens (3) Raoul L. Carroll (4), Randy W. Betts (5),	20,000,000 0 0	4.89 0 0	98,000,000 0 0	100 0 0
All directors and officers as a group ( three persons)	20,000,000	4.89	98,000,000	100

______________________
(1)	Unless otherwise indicated, the address for each of these stockholders is c/o American Fire Retardant Corp., 9316 Wheatlands Road, Suite C, Santee, California 92071. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common stock which he beneficially owns.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC. The total number of outstanding shares of the common stock on the record date is 408,711,795.
(3)	Mr. Owens is our president and a director. He owns 20,000,000 shares of our common stock and 98,000,000 shares or our Series A preferred stock. Pursuant to our amended certificate of designation establishing series A preferred stock, each share of the series A preferred stock is entitled to 10 votes on every matter submitted to a vote of our stockholders, including the election of directors. As a result, Mr. Owens will have the power to vote 1,000,000,000 shares of our common stock, which exceeds the number of our issued and outstanding shares of common stock as of the record date.
(4)	Mr. Carroll is our chief executive officer and director. He does not own any shares of our common or preferred stock.
(5)	Mr. Betts is our chief financial officer, secretary and director. He does not own any shares of our common or preferred stock.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

DOCUMENTS INCORPORATED BY REFERENCE

Our Annual Report on Form 10-KSB for the year ended December 31, 2003 and financial information from our Quarterly Reports for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004 are incorporated herein by reference.

COPIES OF ANNUAL AND QUARTERLY REPORTS

We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 and copies of our Quarterly Reports for the periods ended March 31, 2004, June 30, 2004, and September 30, 2004, and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 9316 Wheatlands Road, Suite C, Santee, California 92071, telephone (619) 258-3640.

By Order of the board of directors,

/s/ Stephen F. Owens

Stephen F. Owens,
President

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Attachment A

RESOLUTIONS TO BE ADOPTED BY THE STOCKHOLDERS OF
AMERICAN FIRE RETARDANT CORP.
(the “Company”)

WHEREAS, it is in the best interests of the Company that it merge with and into Global Materials & Services, Inc., a Florida corporation (“Global Materials”) as set forth in that certain Plan of Merger by and between the Company and Global Materials, in the form contained in Attachment B (the “Plan of Merger”) to the Company’s information statement dated December 16, 2004, and

WHEREAS, pursuant to the Plan of Merger, among other things, (a) the Company shall be merged with and into Global Materials, to exist and be governed by the laws of the State of Florida; (b) Global Materials will be the surviving corporation, (c) the holders of shares of the common stock, par value $0.0001 per share, of the Company shall be entitled to receive one share of the common stock, no par value per share, of Global Materials for every share of the common stock of the Company held by the common stockholders of the Company; and the currently issued one share of the common stock of Global Materials will be cancelled;

NOW, THEREFORE, IT IS RESOLVED, that the directors of the Company be, and they hereby are, authorized and directed to take whatever steps which may be necessary and to implement the Plan of Merger and to effectuate the merger and change of domicile approved herein; and

RESOLVED FURTHER, that the change in the Company’s domicile from Nevada to Florida is hereby approved and adopted in all respects; and

RESOLVED FURTHER, that Stephen F. Owens, Raoul L. Carroll and Randy W. Betts are hereby elected as directors of Global Materials, the Florida corporation which will be the surviving corporation following the merger and the change in domicile; and

RESOLVED FURTHER, that the articles of incorporation of Global Materials, the Florida corporation which will be the surviving corporation, are hereby approved and adopted in all respects; and

RESOLVED FURTHER, that the bylaws of Global Materials, the Florida corporation which will be the surviving corporation, are hereby approved and adopted in all respects; and

RESOLVED FURTHER, that the reverse split of the Company’s common stock on the basis of one post-consolidation share for each 2,000 pre-consolidation shares is hereby approved in all respects; and

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

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Attachment B

PLAN OF MERGER

2

PLAN OF MERGER BETWEEN
AMERICAN FIRE RETARDANT CORP. (A NEVADA CORPORATION)
AND
GLOBAL MATERIALS & SERVICES, INC. (A FLORIDA CORPORATION)

AMERICAN FIRE RETARDANT CORP., a Nevada corporation (“AFRC”) and GLOBAL MATERIALS & SERVICES INC., a Florida corporation (“Global Materials”), hereby agree as follows:

1.     Plan Adopted. A plan of merger merging AFRC with and into Global Materials (this “Plan of Merger”), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the “NRS”), Section 607.1101 of the Florida Statutes and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

(a)     AFRC shall be merged with and Global Materials, to exist and be governed by the laws of the State of Florida.

(b)     Global Materials shall be the Surviving Corporation (the “Surviving Corporation”).

(c)     When this Plan of Merger shall become effective, the separate existence of AFRC shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of AFRC and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the “Merger”).

(d)     The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Florida, if any.

(e)     The Surviving Corporation will carry on business with the assets of AFRC, as well as the assets of Global Materials.

(f)     The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Sections 92A.300 - 92A.500, inclusive, of the Nevada Revised Statutes.

(g)     The stockholders of AFRC will surrender all of their shares in the manner hereinafter set forth.

(h)     In exchange for the shares of AFRC surrendered by its stockholders, the Surviving Corporation will issue and transfer to such stockholders on the basis hereinafter set forth, shares of its common stock.

2.     Effective Date. The effective date of the Merger (the “Effective Date”) shall be the date of the filing of Articles of Merger AFRC and Global Materials in the States of Florida and Nevada.

3.     Submission to Stockholders. This Plan of Merger shall be submitted for approval separately to the stockholders of AFRC and Global Materials in the manner provided by the laws of the States of Florida and Nevada.

4.     Manner of Exchange. On the Effective Date, the stockholders of AFRC shall surrender their stock certificates to AFRC in exchange for shares of the Surviving Corporation to which they are entitled.

5.     Basis of Exchange. The holders of shares of the common stock, $0.0001 par value per share, of AFRC shall be entitled to receive, in exchange for all the outstanding stock of AFRC, an amount of stock so that after the issuance thereof, such holders of AFRC stock will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, no par value per share. The holders of shares of the common stock, par value $0.0001 per share, of AFRC, shall be entitled to receive one share of the common stock, no par value per share, of Global Materials for every share of the common stock of AFRC held by the common stockholders of AFRC.

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6.     Shares of the Surviving Corporation Held by the Current Stockholders of Global Materials. The presently outstanding one share of the common stock of Global Materials will be cancelled.

7.     Directors and Officers.

(a)    The present Board of Directors of AFRC shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

(b)    If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

(c)    All persons who, on the Effective Date, are executive or administrative officers of Global Materials shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

8.     Articles of Incorporation. The Articles of Incorporation of Global Materials, existing on the Effective Date and reflecting the change of the corporate name to Global Materials and other provisions, a copy of which are attached hereto as Exhibit A and incorporated herein for all purposes, shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

9.     Bylaws. The Bylaws of Global Materials existing on the Effective Date, a copy of which is attached hereto as Exhibit B and incorporated herein for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

    (a)    Copies of the Plan of Merger. A copy of this Plan of Merger is on file at 9316 Wheatlands Road, Suite C, Santee, California 92071, the principal offices of AFRC, and 9316 Wheatlands Road, Suite C, Santee, California 92071, the principal offices of Global Materials. A copy of this Plan of Merger will be furnished to any stockholder of AFRC or Global Materials, on written request and without cost.

10.    Contractual Consents Needed. The parties to this Plan of Merger shall have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

11.    Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to AFRC, addressed to Mr. Stephen F. Owens at 9316 Wheatlands Road, Suite C, Santee, California 92071 and telephone number (619) 258-3640; and if to Global Materials, addressed to Mr. Stephen F. Owens at 9316 Wheatlands Road, Suite C, Santee, California 92071 and telephone number (619) 258-3640. Any party hereto may change its address upon 10 days’ written notice to any other party hereto.

12.    Legal Construction. In case any one or more of the provisions contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

13.    Benefit. All the terms and provisions of this Plan of Merger shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

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14. Law Governing. This Plan of Merger shall be construed and governed by the laws of the State of Florida, and all obligations hereunder shall be deemed performable in Florida.

15. Perfection of Title. The parties hereto shall do all other acts and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

16. Cumulative Rights. The rights and remedies of any party under this Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

17. Waiver. No course of dealing on the part of any party hereto or its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

18. Construction. Whenever used herein, the singular number shall include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

19. Multiple Counterparts. This Plan of Merger may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Plan of Merger on December 16, 2004.

AMERICAN FIRE RETARDANT CORP.

By________________________________________
Stephen F. Owens, President

GLOBAL MATERIALS & SERVICES, INC.

By_______________________________________
Stephen F. Owens, President

Attachments:
Exhibit A - Articles of Incorporation of Global Materials & Services, Inc.
Exhibit B - Bylaws of Global Materials & Services, Inc.

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EXHIBIT A
ARTICLES OF INCORPORATION OF
GLOBAL MATERIALS & SERVICES, INC.,
A FLORIDA CORPORATION

ARTICLES OF INCORPORATION
OF
GLOBAL MATERIALS & SERVICES, INC.

ARTICLE I
NAME

The name of the Corporation shall be "Global Materials & Services, Inc."

ARTICLE II
PRINCIPAL OFFICE

The principal place of business and mailing address is 9316 Wheatlands Road, Suite C, Santee, California 92071.

ARTICLE III
PURPOSE

The Corporation is organized for all legal purposes.

ARTICLE IV
SHARES

1.    Authorized Stock. The total number of shares which the Corporation shall be authorized to issue shall be 20,300,000,000, of which 19,800,000,000 shares shall be common shares, no par value per share (the "Common Stock"), and 500,000,000 shares shall be preferred shares, par value $0.001 per share (the "Preferred Stock.").

2.    Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the Florida Statutes (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a)    The designation of the series, which may be by distinguishing number, letter or title.

(b)    The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(c)    Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

(d)    The dates at which dividends, if any, shall be payable.

(e)    The redemption rights and price or prices, if any, for shares of the series.

(f)    The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(g)    The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

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(h)    Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other Corporation, and, if so, the specification of such other class or series of such other security, the conversion rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(i)    Restrictions on the issuance of shares of the same series or of any other class or series.

(j)    The voting rights, if any, of the holders of shares of the series.

(k)    Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

3.    There is hereby designated a series of the preferred stock to be called the "Series A Preferred Stock" to consist of 200,000,000 shares and to have the following terms:

(a)    Dividends. Except as provided herein, the holders of outstanding shares of the Series A Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Series A Preferred Stock or the common stock of the Company, no par value per share (the "Common Stock") are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors. "Market Value" with respect to any shares of the Series A Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties.

(b)    Redemption Rights. Subject to the applicable provisions of Florida law, the Company, at the option of its directors, and with the consent of a majority of the stockholders of the Series A Preferred Stock, may at any time or from time to time redeem the whole or any part of the outstanding Series A Preferred Stock. Any such redemption shall be pro rata with respect to all of the holders of the Series A Preferred Stock. Upon redemption the Company shall pay for each share redeemed the amount of $0.001 per share, payable in cash. Such redemption shall be on an all-or-nothing basis.

At least 30 days previous notice by mail, postage prepaid, shall be given to the holders of record of the Series A Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at the address of such holder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located. Such notice shall state the date fixed for redemption and the redemption price, and shall call upon the holder to surrender to the Company on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the date fixed for redemption and stated in such notice, each holder of Series A Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, notwithstanding that the certificates evidencing any Series A Preferred Stock called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor.

If, on or prior to any date fixed for redemption of Series A Preferred Stock, the Company deposits, with any bank or trust company as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders, and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company. If the holders of Series A Preferred Stock so called for redemption shall not, at the end of six years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Company for payment of the redemption price.

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(c)    Liquidation Rights. Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A Preferred Stock.

(i)    The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3.

(ii)    After the payment to the holders of shares of the Series A Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series A Preferred Stock, the holders of the Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

(iii)    In the event the assets of the Company available for distribution to the holders of the Series A Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series A Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d)    Conversion of Series A Preferred Stock. At any time, the holder of shares of the Series A Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series A Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of 10 years, such period ending on the 10th anniversary of the Issue Date. In the event that the holder of the Series A Preferred Stock elects to convert such shares into Common Stock, the holder shall have 60 days from the date of such notice in which to tender his shares of Series A Preferred Stock to the Company. Any such conversion shall be upon the other following terms and conditions:

(i)    Per Share Conversion Rate. Subject to adjustment as provided herein, each share of the Series A Preferred Stock shall be convertible into 10 fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

(ii)    Adjustment of Per Share Conversion Rate for Dilution and Other Events. In order to prevent dilution of the rights granted to the holders of shares of the Series A Preferred Stock, the Per Share Conversion Rate will be subject to adjustment from time to time as follows:

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(1)    Adjustment of Per Share Conversion Rate upon Subdivision or Combination of the Common Stock. If the Company at any time subdivides the Common Stock (by any stock split, stock dividend, recapitalization or otherwise) into a greater number of shares, the Per Share Conversion Rate in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines the Common Stock (by combination, reverse stock split or otherwise) into a smaller number of shares, the Per Share Conversion Rate in effect immediately prior to such combination will be proportionately increased.

(2)    Reorganization, Reclassification, Consolidation, Merger, or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, to ensure that each of the holders of shares of the Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series A Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series A Preferred Stock. The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, the obligation to deliver to each holder of shares of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

(3)    Notices. Immediately upon any adjustment of the Per Share Conversion Price, the Company will give written notice of such adjustment to each holder of shares of the Series A Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

(iii)    Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(iv)    Mechanics of Conversion. To convert shares of the Series A Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Pacific Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii) surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series A Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled.

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(v)    Record Holder. The person or persons entitled to receive shares of the Common Stock issuable upon conversion of shares of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

(vi)    Fractional Shares. The Company shall not be required to issue any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series A Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

(vii)    Reissuance of Certificates. In the event of a conversion of less than all of the shares of the Series A Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series A Preferred Stock a new Series A Preferred Stock Certificate representing the remaining shares of the Series A Preferred Stock which were not corrected.

(e)    Reservation of Shares. The Company shall, so long as any of the shares of the Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Series A Preferred Stock.

(f)    Preferred Status. The rights of the shares of the Common Stock shall be subject to the preferences and relative rights of the shares of the Series A Preferred Stock. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

(g)    Restriction on Dividends. If any shares of the Series A Preferred Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of the Series A Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock. Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock so long as the Company simultaneously pays each holder of shares of the Series A Preferred Stock an amount in cash equal to the amount such holder would have received had all of such holder's shares of the Series A Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

(h)    Vote to Change the Terms of the Series A Preferred Stock. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock.

(i)    Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series A Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series A Preferred Stock Certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series A Preferred Stock into the Common Stock.

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(j)    Voting. On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by 10. If no such record date is established, the date to be used for the determination of the stockholders entitled to vote on such matters shall be the date on which notice of the meeting of stockholders at which the vote is to be taken is marked, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. The holders of Series A Preferred Stock shall not vote as a separate class, but shall vote with the holders of the Common Stock. Except as otherwise may be provided by law, the holders of the Series A Preferred Stock shall be entitled to one vote on all matters submitted to the vote of the holders of the Preferred Stock.

4.    Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

5.    Voting Rights. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

6.    Denial of Preemptive Rights. No stockholder of the Corporation shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Corporation, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

ARTICLE VI
REGISTERED AGENT

The Corporation's registered agent in the state of Florida is Capitol Corporate Services, Inc. The address is 1333 N. Duval Street,Tallahassee, Florida 32303

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ARTICLE VII
INCORPORATOR

The Name and address of incorporator is: Norman T. Reynolds, Esq., 815 Walker Street, Suite 1250, Houston Texas 77002.

ARTICLE VIII
ELECTION OF DIRECTORS

1.    Number. The number of directors constituting the initial Board of Directors is three. The business and affairs of the Corporation shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

2.    Vacancies. Except as otherwise provided for herein, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.    Removal of Directors. Except as otherwise provided in any Preferred Stock Designation, any director may be removed from office only by the affirmative vote of the Board of Directors or the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Corporation entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

ARTICLE VIII
MEETING OF STOCKHOLDERS

Meetings of stockholders of the Corporation (the "Stockholder Meetings") may be held within or without the State of Florida, as the Bylaws of the Corporation (the "Bylaws") may provide. Special Stockholder Meetings may be called only by (a) the President, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

ARTICLE IX
Limitation of Liability

Except as otherwise provided in the Florida Statutes, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 607.0834 of the Florida Statutes.

If the Florida Statutes are amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest extent permitted by the Florida Statutes, as so amended, or a similar successor provision. Any repeal or modification of this Article by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

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ARTICLE X
Indemnification

1.    Discretionary Indemnification. (a) The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Section 607.0831 of the Florida Statutes; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section 607.0831 of the Florida Statutes or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(b)    The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 607.0831 of the Florida Statutes; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

2.    Determination of Discretionary Indemnification. Any discretionary indemnification pursuant to Section 1 of this Article "Indemnification", unless ordered by a court or advanced pursuant to this Section 2, may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a)    By the stockholders;

(b)    By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

(c)    If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d)    If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.

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3.    Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article "Indemnification", or in defense of any claim, issue or matter therein, the Corporation shall indemnify him against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense.

4.    Non-Exclusivity. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article:

(a)    Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 1 of this Article, or for the advancement of expenses made pursuant to Section 2 of this Article may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b)    Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

5.    Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Corporation has the authority to indemnify him against such liability expenses.

ARTICLE XI
Amendment of Corporate Documents

1.    Articles of Incorporation. Whenever any vote of the holders of voting shares of the capital stock of the Corporation is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Corporation, voting together as a single class.

Subject to the provisions hereof, the Corporation reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Florida at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

2.    Bylaws. In addition to any affirmative vote required by law, any change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Corporation, voting together as a single class.

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ARTICLE XII
EXISTENCE

The Corporation is to have perpetual existence.

Having been names as registered agent to accept service of process for the above stated Corporation at the place designated in this certificate, I am familiar with and accept the appointment as registered agent and agree to act in this capacity.

Signature/Registered Agent	Date

Signature/Incorporator	Date

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ATTACHMENT A
GLOBAL MATERIALS & SERVICES, INC.
CONVERSION NOTICE

In accordance with and pursuant to the provisions of the Certificate of Designation Establishing Series A Preferred Stock of Global Materials & Services, Inc., the undersigned hereby elects to convert the number of shares of Series A Preferred Stock, par value $0.001 per share, of Global Materials & Services, Inc. (the "Company"), indicated below into shares of the Common Stock, no par value per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of the Series A Preferred Stock specified below as of the date specified below.

The undersigned acknowledges that the securities issuable to the undersigned upon conversion of shares of the Series A Preferred Stock may not be sold, pledged, hypothecated or otherwise transferred unless such securities are registered under the Securities Act, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the securities to be issued upon any conversion of the shares of the Series A Preferred Stock:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Date of Conversion:_____________________________

Number of shares of the Series A Preferred Stock to be converted:
__________________________________
Stock certificate no(s). of the shares of the Series A Preferred Stock to be converted:
______________________
Per Share Conversion Price:___________________________________

Number of shares of the Common Stock to be issued:
_________________________________________
Name in which shares of the Common Stock are to be issued:
__________________________________

______________________________
Signature

__________________________________
Printed Name and Address

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EXHIBIT B
BYLAWS OF
GLOBAL MATERIALS & SERVICES, INC.,
A FLORIDA CORPORATION

BYLAWS OF
GLOBAL MATERIALS & SERVICES, INC.

ARTICLE I
Offices
1.1.    Principal Office. The principal office of GLOBAL MATERIALS & SERVICES, INC. (the "Company") shall be the principal office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the Florida Statutes (the "Articles of Incorporation").

1.2.    Other Offices. The Company may also have offices at such other places both within and without the State of Florida as the Board of Directors of the Company (the "Board of Directors") may determine from time to time or as the business of the Company may require.

ARTICLE II
Meetings of Shareholders

2.1.    Place of Meetings. Meetings of the Company's shareholders shall be held at such place within or without the State of Florida as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company. Special meetings of shareholders may be held at such place within or without the State of Florida, and at such time as shall be stated in the notice of the meeting or in a duly executed waver of notice thereof.

2.2.    Annual Meeting. An annual meeting of the shareholders, for the election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of shareholders. At the annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof. Failure to hold the annual meeting at the designated time shall not work a dissolution of the Company.

2.3.    Special Meetings. Subject to the rights of the holders of any series of the Company's preferred stock, par value $0.001 per share (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Florida (a "Preferred Stock Designation"), special meetings of the shareholders may be called at any time by those persons set forth in the Articles of Incorporation. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the Florida Statutes (the "Act"). If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

2.4.    Notice of Meeting. Written or printed notice of all meetings, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered to a shareholder when deposited in the United States mail addressed to such shareholder at such shareholder's address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

2.5.    Registered Holders of Shares; Closing of Share Transfer Records; and Record Date.

(a)    Registered Holders as Owners. Unless otherwise provided under the Act, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering into agreements with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

(b)    Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and not less than 10 days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

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If the Board of Directors does not fix a record date for any meeting of the shareholders, the record date for determining shareholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph 7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

2.6.    Quorum of Shareholders; Adjournment. Unless otherwise provided in the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the shareholders, and the shareholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the shareholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting.

2.7.    Voting by Shareholders.

(a)    Voting on Matters Other than the Election of Directors. With respect to any matters as to which no other voting requirement is specified by the Act, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for shareholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). In the case of a matter submitted for a vote of the shareholders as to which a shareholder approval requirement is applicable under the shareholder approval policy of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the Act, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such shareholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).

(b)    Voting in the Election of Directors. Unless otherwise provided in the Articles of Incorporation or these Bylaws in accordance with the Act, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

(c)    Other. The Board of Directors, in its discretion, or the officer of the Company presiding at a meeting of shareholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

2.8.    Business to be Conducted at Annual or Special Shareholder Meetings. At any annual or special meeting of shareholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the shareholders with respect to such meeting.

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2.9.    Proxies. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for him by proxy. Proxies for use at any meeting of shareholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

2.10.    Approval or Ratification of Acts or Contracts by Shareholders. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the shareholders, or at any special meeting of the shareholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the shareholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the shareholders as if it has been approved or ratified by every shareholder of the Company.

2.11.    Inspectors of Election. The Company shall, in advance of any meeting of shareholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of shareholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

ARTICLE III
Directors
3.1.    Powers, Number, Classification and Tenure.

(a)    The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. Each director shall hold office for the full term for which such director is elected and until such director's successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

(b)    Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Except as provided in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.2.    Qualifications. Directors need not be residents of the State of Florida or shareholders of the Company.

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3.3.    Place of Meeting; Order of Business. Except as otherwise provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Florida, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

3.4.    Regular Meetings. Regular meetings of the Board of Directors shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

3.5.    Special Meetings. Special meetings of the Board of Directors shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

3.6.    Attendance at and Notice of Meetings. Written notice of the time and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting. Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.7.    Quorum of and Action by Directors. A majority of the directors in office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

3.8.    Board and Committee Action Without a Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

3.9.    Board and Committee Telephone Meetings. Subject to the provisions required or permitted by the Act for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.9 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.10.    Compensation. Directors shall receive such compensation for their services as shall be determined by the Board of Directors.

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3.11.    Removal. Directors may be removed from office in the matter set forth in the Articles of Incorporation, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances.

3.12.    Committees of the Board of Directors.

(a)    The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the Act, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 607.0825 of the Act. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

(b)    The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

(c)    Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

(d)    Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

(e)    Executive Committee. The Board of Directors may create an Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Florida law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (i) declare dividends on any class of capital stock of the Company, (ii) authorize the issuance of capital stock of the Company, (iii) adopt plans of merger, and (iv) in reference to amending the Articles of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

(f)    Audit Committee. The Board of Directors may create an Audit Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for shareholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

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(g)    Nominating Committee. The Board of Directors may create a Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the shareholders of the Company: (i) the appropriate size and composition of the Board of Directors; and (ii) nominees: (1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual shareholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

(h)    Compensation Committee. The Board of Directors may create a Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (i) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (ii) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (iii) approve any increases in directors' fees, and (iv) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

ARTICLE IV
Officers

4.1.    Designation. The officers of this corporation shall consist of a president, a secretary and a treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time. Any two or more offices may be held by the same person.

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4.2.    Duties. The officers of this corporation shall have the following duties:

The President shall be the chief executive officer of the corporation, shall have general and active management of the business and affairs of the corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the shareholders and Board of Directors.

The Secretary shall have custody of, and maintain, all of the corporate records except the financial records; shall record the minutes of all meetings of the shareholders and Board of Directors, send all notices of all meetings and perform such other duties as may be prescribed by the Board of Directors or the President.

4.3.    Removal of Officers. An officer or agent elected or appointed by the Board of Directors may be removed by the board whenever in its judgment the best interests of the corporation will be served thereby. Any vacancy in any office may be filed by of Directors.

4.4.    Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

ARTICLE V
Capital Stock

5.1.    Certificates for Shares. The certificates for shares of the capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time. The Company shall deliver one or more certificates to each of the Company's shareholders, which shall represent the number of shares to which such shareholder is entitled. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

5.2.    Multiple Classes of Stock. As the Company is authorized to issue more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting shareholder.

5.3.    Transfer of Shares. The shares of stock of the Company shall be transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

5.4.    Ownership of Shares. The Company is entitled to treat the holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Florida.

5.5.    Regulations Regarding Certificates. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

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5.6.    Lost or Destroyed Certificates. The Board of Directors may determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

ARTICLE VI
Indemnification

6.1.    General. The Company shall indemnify its directors, officers, employees, agents and others as provided in the Articles of Incorporation.

6.2.    Request for Indemnification. A party requesting indemnification (the "Indemnitee") shall submit notice of such request in writing to the Secretary of the Company. Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee. The Secretary shall promptly advise the Board of Directors of any such request.

6.3.    Extension of Rights. No amendment, alteration or repeal of this Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the Act.

6.4.    Insurance and Subrogation. The Company shall not be liable under the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

6.5.    Severability. If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

6.6.    Notices. Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI. Any communication required or permitted to the Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee's address as shown on the Company's records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

6.7.    Contractual Rights. The right to be indemnified or to the advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

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ARTICLE VII
Miscellaneous Provisions

7.1.    Bylaw Amendments. These Bylaws may be amended by the Directors or the shareholders of the Company.

7.2.    Books and Records. The Company shall keep books and records of account and shall keep minutes of the proceedings of its shareholders, its Board of Directors and each committee of its Board of Directors.

7.3.    Notices; Waiver of Notice. Whenever any notice is required to be given to any shareholder, director or committee member under the provisions of the Act, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

Whenever any notice is required to be given to any shareholder, director or committee member under the provisions of the Act, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

7.4.    Resignations. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

7.5.    Seal. The seal of the Company shall be in such form as the Board of Directors may adopt.

7.6.    Fiscal Year. The fiscal year of the Company shall be determined by a resolution adopted by the Board of Directors.

7.7.    Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

7.8.    Reliance upon Books, Reports and Records. Each director and each member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

ARTICLE VIII
Adoption of Bylaws

8.1.    Adoption. These Bylaws were adopted by the Board of Directors as of December 16, 2004.

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Attachment C

CHARTER OF
THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF AMERICAN FIRE RETARDANT CORP.

1.     Committee Composition. The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of American Fire Retardant Corp., a Nevada corporation (the “Company”), will be comprised of at least two members of the Board who are not employees of the Company. The members of the Committee, including the Committee Chairman, will be annually appointed by and serve at the discretion of the Board.

2.     Functions and Authority. The operation of the Committee will be subject to the Certificate of Incorporation of the Company and applicable Nevada laws and any other applicable laws, rules or regulations, as in effect from time to time. The Committee will have the full power and authority to carry out the following responsibilities:

(a)     To recommend the salaries, bonuses and incentives, and all cash, equity and other forms of compensation (the “total compensation”) paid to the members of the management of the Company as may be required under Nevada law, and advise and consult with the President or Chief Executive Officer regarding the compensation scheme for all executive officers.

(b)     To advise and consult with management to establish policies, practices and procedures relating to the Company’s employee stock, option, cash bonus and incentive plans and employee benefit plans and, as may be required under applicable law, and administer any such plans.

(b)     To administer the Company’s employee stock option plan and perform the functions contemplated to be performed by the management with respect to the President or Chief Executive Officer and all plan participants who may be deemed “officers” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

(c)     To advise and consult with management regarding managerial personnel policies and compensation schemes.

(d)     To review and make recommendations to the full Board concerning any fees and other forms of compensation paid to members of the Board for Board and committee service.

(e)     To exercise the authority of the Board concerning any policies relating to the service by the members of management or executive officers, as a director of any unrelated company, joint venture or other enterprise.

(f)     At the Committee’s sole discretion, to review all candidates for appointment to senior managerial or executive officer positions with the Company and provide a recommendation to the Board.

(g)     At the Committee’s sole discretion, to annually or periodically interview all officers who directly report to the President or Chief Executive Officer.

(h)     To administer the annual performance review of the President or Chief Executive Officer which is to be completed by the full Board. The Committee Chairman together with the Chairman of the Board shall review the results of the performance evaluation with the President or Chief Executive Officer.

(i)     To perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing responsibilities and as may be delegated by the Board from time to time.

(j)     To regularly report to the Board the activities of the Committee, or whenever it is called upon to do so.

(k)    To regularly report to the Board the activities of the Committee, or whenever it is called upon to do so.

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3.     Meetings. The Committee will hold regular meetings each year as the Committee may deem appropriate. The President, Chief Executive Officer and Chairman of the Board, and any other invited employees and outside advisers, may attend any meeting of the Committee, except for portions of the meetings where his or their presence would be inappropriate, as determined by the Committee Chairman.

4.     Minutes and Reports. The Committee will keep minutes of each meeting and will distribute the minutes to each member of the Committee, and to members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairman will report to the Board the activities of the Committee at the Board meetings or whenever so requested by the Board.

By Order of the Board of Directors,

By /s/ Stephen F. Owens
Stephen F. Owens, President

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Attachment D

CHARTER OF
THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF AMERICAN FIRE RETARDANT CORP.

1.     Audit Committee Purpose. The Audit Committee of the Board of Directors of American Fire Retardant Corp, a Nevada corporation (the “Company”) is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

(a)     Monitor the integrity of the Company’s financial reporting process.

(b)     Provide systems of internal controls regarding finance, accounting, and legal compliance.

(c)     Monitor the independence and performance of the Company’s independent auditors.

(d)     Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

2.     Audit Committee Composition and Meetings. Audit Committee members shall meet the requirements of the National Association of Securities Dealers and the criteria set forth in the Appendix 1 attached hereto. The Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors on recommendation of a nominating committee. If an audit committee Chairman is not designated or present, the members of the Audit Committee may designate a Chairman by majority vote of the Audit Committee membership.

The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

3.     Audit Committee Responsibilities and Duties.

(a)     Review Procedures.

(i)     Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission regulations.

(ii)     Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

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In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses including the status of previous recommendations.

(b)     Independent Auditors.

(i)     The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

(ii)     Approve the fees and other significant compensation to be paid to the independent auditors.

On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

Review the independent auditors’ audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards No. 61.

Consider the independent auditors’ judgment about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

4.     Legal Compliance. On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

5.     Other Audit Committee Responsibilities.

(a)     Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

(b)     Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

(c)     Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

(d)     Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

(e)     Periodically perform self-assessment of audit committee performance.

(f)     Review financial and accounting personnel succession planning within the Company.

(g)     Annually review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites. Annually review a summary of directors’ and officers’ related party transactions and potential conflicts of interest.

By Order of the Board of Directors,

By /s/ Stephen F. Owens
Stephen F. Owens, President

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Appendix 1

AMERICAN FIRE RETARDANT CORP.
DEFINITION OF INDEPENDENCE AS IT PERTAINS
TO AUDIT COMMITTEE MEMBERS

1.    To be considered independent, a member of the Audit Committee cannot:

  (a)     Have been an employee of the Company or its affiliates within the last three years;

    (b)     Have received compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, unless for board service, in the form of a benefit under a tax-qualified retirement plan, or non-discretionary compensation;

    (c)     Be a member of the immediate family of an executive officer of the Company or any of its affiliates, or someone who was an executive officer of the Company or any of its affiliates within the past three years;

    (d)     Be a partner, controlling stockholder, or executive officer of a for profit organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company’s securities) in any of the past three years in excess of the greater of $200,000 or five percent of the consolidated gross revenues for that year of either organization; or

    (e)     Be employed as an executive of another entity where any of the Company’s executives serves on that other entity’s compensation committee.

      2.    Subject to compliance with the listing requirements of The Nasdaq Stock Market or any applicable stock exchange and the regulations of the Securities and Exchange Commission, and under the limited circumstances set forth in such listing requirements and regulations, one person (who is not a current employee or family member of an employee) not meeting the foregoing criteria may be appointed to the Audit Committee if the Board of Directors (i) determines that the best interests of the Company and its stockholders so require, and (ii) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

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Attachment E

SECTIONS 92A. 300 TO 92A. 500 OF THE NEVADA REVISED STATUTES

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SECTIONS 92A.300-92A.500 OF THE NEVADA REVISED STATUTES

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(Added to NRS by 1995, 2087)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
(I) The surviving or acquiring entity; or
(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.
1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.
1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(b) Must not vote his shares in favor of the proposed action.
2.  A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
1.  If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.
2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2089)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
1.  A stockholder to whom a dissenter’s notice is sent must:
(a) Demand payment;
(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
(c) Deposit his certificates, if any, in accordance with the terms of the notice.
2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.
1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the corporation’s registered office is located; or
(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
2.  The payment must be accompanied by:
(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
(b) A statement of the subject corporation’s estimate of the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
(e) A copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.
1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.
(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
2.  A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
(Added to NRS by 1995, 2092)